PRESS RELEASE

Occidental Announces 3rd Quarter 2025 Results

•Strong operational performance drove operating cash flow of $2.8 billion and operating cash flow before working capital of $3.2 billion
•Capital spending of $1.8 billion and contributions from noncontrolling interest of $39 million resulted in quarterly free cash flow before working capital of $1.5 billion
•Total company average production exceeded the high end of guidance with 1,465 Mboed
•Midstream and marketing exceeded the high end of guidance for pre-tax adjusted income
•Repaid $1.3 billion of debt during the third quarter of 2025, reducing Occidental's principal debt balance to $20.8 billion
•Earnings per diluted share of $0.65 and adjusted earnings per diluted share of $0.64

HOUSTON — November 10, 2025 — Occidental (NYSE: OXY) today announced net income attributable to common stockholders of $661 million, or $0.65 per diluted share, and adjusted income attributable to common stockholders of $649 million, or $0.64 per diluted share, for the third quarter of 2025.

"Occidental’s third quarter results are a testament to the exceptional operational execution of our teams and the strength of our upstream portfolio. We achieved notable outperformance across our oil and gas assets as well as within our midstream and marketing operations," said President and Chief Executive Officer Vicki Hollub. "The sale of OxyChem is an important milestone in the strategic transformation of our company and will enable us to further strengthen our balance sheet, accelerate shareholder returns and unlock high-return opportunities across our core oil and gas business."

QUARTERLY RESULTS
Oil and Gas
Oil and gas pre-tax income was $1.3 billion for the third quarter of 2025. Excluding items affecting comparability, the increase in third quarter oil and gas income, compared to the second quarter of 2025, was due to higher crude oil volumes and prices. For the third quarter of 2025, average WTI and Brent marker prices were $64.93 per barrel and $68.14 per barrel, respectively. Average worldwide realized crude oil prices increased by 2% from the prior quarter to $64.78 per barrel. Average worldwide realized natural gas liquids prices decreased by 5% from the prior quarter to $19.60 per barrel. Average domestic realized gas prices increased by 11% from the prior quarter to $1.48 per thousand cubic feet (Mcf).

Total average global production for the third quarter of 2025 exceeded the high end of guidance with 1,465 thousand barrels of oil equivalent per day (Mboed). Average production for Permian, Rockies & Other Domestic, Gulf of America and International were 800 Mboed, 288 Mboed, 139 Mboed and 238 Mboed, respectively.

OxyChem
OxyChem pre-tax income was $197 million for the third quarter of 2025. The decrease in third quarter OxyChem income, compared to the second quarter of 2025, was primarily due to lower realized prices and volumes across most product lines, partially offset by favorable raw material costs.

Midstream and Marketing
Midstream and marketing pre-tax income was $93 million for the third quarter of 2025. Excluding items affecting comparability, the third quarter midstream and marketing results exceeded the high end of guidance. Compared to the second quarter of 2025, the decrease in third quarter midstream and marketing income reflected lower Waha-to-Gulf-Coast gas spreads and higher expenses due to the increase in activities in the low-carbon venture businesses, partially offset by higher sulfur prices at Al Hosn. WES equity method investment income for the third quarter was $156 million.

Supplemental Non-GAAP Measures
This press release refers to adjusted income (loss), operating cash flow before working capital, capital expenditures, net of noncontrolling interest, free cash flow before working capital and adjusted selling, general and administrative (SG&A), other operating and non-operating expenses, which are supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an alternative to the comparable GAAP financial measures. Definitions of adjusted income (loss) and a reconciliation to net income (loss), along with operating cash flow from continuing operations before working capital, capital expenditures, net of noncontrolling interest, free cash flow before working capital and adjusted SG&A, other operating and non-operating expenses and a reconciliation to the comparable GAAP financial measures, are included in the financial schedules of this press release. Occidental’s definition of adjusted income (loss), operating cash flow from continuing operations before working capital, capital expenditures, net of noncontrolling interest, free cash flow before working capital and adjusted SG&A, other operating and non-operating expenses may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company with assets primarily in the United States, the Middle East and North Africa. We are one of the largest oil and gas producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of America. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas, and includes our Oxy Low Carbon Ventures subsidiary, which is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. We are dedicated to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about Occidental’s expectations, beliefs, plans or forecasts, including the proposed sale of OxyChem to Berkshire Hathaway Inc. (Berkshire) and the benefits of such sale. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,”

“objective,” "commit," "advance," “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual outcomes or results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: Occidental’s ability to consummate the proposed transaction with Berkshire (the Transaction); the possibility that any or all of the conditions to the Transaction may not be satisfied or waived, including the failure to obtain the regulatory approvals required for the Transaction on the terms expected or on the anticipated schedule or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement relating to the Transaction; the effect of the announcement or pendency of the Transaction on our ability to attract, motivate or retain key executives and employees, our ability to maintain relationships with our customers, vendors, service providers and others with whom we do business, or our operating results and business generally; risks related to the Transaction diverting management’s attention from our ongoing business operations; that the Transaction may not achieve some or all or any of the anticipated benefits or be completed in accordance with expected plans and timelines; general economic conditions, including slowdowns and recessions, domestically or internationally; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings or future increases in interest rates; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of Occidental's proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; government actions (including the effects of announced or future tariff increases and other geopolitical, trade, tariff, fiscal and regulatory uncertainties), war (including the Russia-Ukraine war and conflicts in the Middle East) and political conditions and events; inflation, its impact on markets and economic activity and related monetary policy actions by governments in response to inflation; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other government approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or divestitures; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections or projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, NGL and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets, including capital market disruptions and instability of financial institutions; health, safety and environmental (HSE) risks, costs and liability under existing or future federal, regional, state, provincial, tribal, local and international HSE laws, regulations and litigation (including related to climate change or remedial actions or assessments); legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, and deep-water and onshore drilling and permitting regulations; Occidental's ability to recognize intended benefits from its business strategies and initiatives, such as Occidental's low-carbon ventures businesses or announced greenhouse gas emissions reduction targets or net-zero goals; changes in government grant or loan programs; potential liability resulting from pending or future litigation, government investigations and other proceedings; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks, terrorist acts or insurgent activity; the scope and duration of global or regional health pandemics or epidemics, and actions taken by government authorities and other third parties in connection therewith; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates, deductions, incentives or credits; and actions by third parties that are beyond Occidental's control.

Additional information concerning these and other factors that may cause Occidental's results of operations and financial position to differ from expectations can be found in Occidental’s other filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Eric Moses	R. Jordan Tanner
713-497-2017	713-552-8811
eric_moses@oxy.com	investors@oxy.com

Occidental Petroleum Corporation
Third Quarter 2025
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results Before Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
4.Segment Results After Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
•Reconciliation - Diluted EPS
5.Consolidated Condensed Statements of Operations
6.Consolidated Condensed Balance Sheets
7.Consolidated Condensed Statements of Cash Flows
•Detail of Capital Expenditures and Depreciation, Depletion and Amortization
•Free Cash Flow (non-GAAP)
8.Oil & Gas Net Production Volumes Per Day
•MBOE/D
•By Commodity
9.Oil & Gas Net Sales Volumes Per Day and Realized Prices
•MBOE/D
•Realized Prices and Related Index Prices
10.Oil and Gas Metrics

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

	2024						2025
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY		Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net Income ($ millions)
Reported income attributable to common stockholders	$718	$992	$964	$(297)	$2,377		$766	$288	$661		$1,715
Reported EPS - Diluted ($/share)	$0.75	$1.03	$0.98	$(0.32)	$2.44		$0.77	$0.26	$0.65		$1.68
Effective tax rate on reported income (loss) (%)	30%	28%	28%	29%	29%	(a)	29%	37%	28%		30%

Adjusted income attributable to common stockholders (Non-GAAP) (b)	$604	$993	$977	$792	$3,366		$860	$396	$649		$1,905
Adjusted EPS - Diluted (Non-GAAP) ($/share) (c)	$0.63	$1.03	$1.00	$0.80	$3.46		$0.87	$0.39	$0.64		$1.90
Effective tax rate on adjusted income (loss) (%)	29%	27%	28%	22%	27%		28%	34%	28%		30%

Average Shares Outstanding - Reported & Adjusted Income
Basic (millions)	884.1	893.8	927.5	940.8	911.8		941.3	985.1	986.4		971.2
Diluted (millions)	948.6	958.9	975.7	940.8	967.1		982.9	1,010.4	1,003.1		999.1

Average Shares Outstanding - Adjusted Income (Non-GAAP)
Basic (millions)	884.1	893.8	927.5	940.8	911.8		941.3	985.1	986.4		971.2
Diluted (millions)	948.6	958.9	975.7	983.9	967.1		982.9	1,010.4	1,003.1		999.1

Daily Production Volumes
Total US (MBOE/D)	943	1,031	1,186	1,233	1,099		1,167	1,167	1,227		1,187
US Oil (MBBL/D)	487	553	611	634	571		601	604	634		614
Worldwide Production (MBOE/D)	1,172	1,258	1,412	1,463	1,327		1,391	1,400	1,465		1,419
Worldwide Sales (MBOE/D)	1,175	1,260	1,411	1,463	1,328		1,391	1,397	1,468		1,416

Commodity Price Realizations
Worldwide oil ($/BBL)	$76.04	$79.89	$75.33	$69.73	$75.05		$71.07	$63.76	$64.78		$66.46
Worldwide NGL ($/BBL)	$22.14	$21.23	$20.47	$21.80	$21.38		$25.94	$20.71	$19.60		$21.99
Domestic gas ($/MCF)	$1.61	$0.54	$0.40	$1.26	$0.94		$2.42	$1.33	$1.48		$1.74

Cash Flows ($ millions)
Operating cash flow before working capital (Non-GAAP) (d)	$2,446	$3,044	$3,150	$3,077	$11,717		$3,000	$2,643	$3,199		$8,842
Working capital changes	$(439)	$(650)	$632	$479	$22		$(852)	$317	$(409)		$(944)
Operating cash flow	$2,007	$2,394	$3,782	$3,556	$11,739		$2,148	$2,960	$2,790		$7,898
Capital expenditures, net of noncontrolling interest (Non-GAAP) (d)	$(1,726)	$(1,729)	$(1,636)	$(1,727)	$(6,818)		$(1,845)	$(1,947)	$(1,729)		$(5,521)

	2024						2025
Year-to-date	Mar	Jun	Sep	Dec			Mar	Jun	Sep	Dec
Net Income ($ millions)
Reported income attributable to common stockholders	$718	$1,710	$2,674	$2,377			$766	$1,054	$1,715
Reported EPS - Diluted ($/share)	$0.75	$1.78	$2.77	$2.44			$0.77	$1.03	$1.68
Effective tax rate on reported income (loss) (%)	30%	29%	29%	29%			29%	32%	30%

Adjusted income attributable to common stockholders (Non-GAAP) (b)	$604	$1,597	$2,574	$3,366			$860	$1,256	$1,905
Adjusted EPS - Diluted (Non-GAAP) ($/share) (c)	$0.63	$1.66	$2.66	$3.46			$0.87	$1.25	$1.90
Effective tax rate on adjusted income (loss) (%)	29%	28%	28%	27%			28%	31%	30%

Average Shares Outstanding - Reported & Adjusted Income
Basic (millions)	884.1	889.2	902.1	911.8			941.3	963.5	971.2
Diluted (millions)	948.6	954.1	961.4	967.1			982.9	997.0	999.1

Average Shares Outstanding - Adjusted Income
Basic (millions)	884.1	889.2	902.1	911.8			941.3	963.5	971.2
Diluted (millions)	948.6	954.1	961.4	967.1			982.9	997.0	999.1

Daily Production Volumes
Total US (MBOE/D)	943	987	1,054	1,099			1,167	1,167	1,187
US Oil (MBBL/D)	487	520	551	571			601	603	614
Worldwide Production (MBOE/D)	1,172	1,215	1,281	1,327			1,391	1,395	1,419
Worldwide Sales (MBOE/D)	1,175	1,218	1,282	1,328			1,391	1,394	1,416

Commodity Price Realizations
Worldwide Oil ($/BBL)	$76.04	$78.06	$77.06	$75.05			$71.07	$67.37	$66.46
Worldwide NGL ($/BBL)	$22.14	$21.68	$21.22	$21.38			$25.94	$23.29	$21.99
Domestic Gas ($/MCF)	$1.61	$1.06	$0.81	$0.94			$2.42	$1.88	$1.74

Cash Flows ($ millions)
Operating cash flows before working capital (Non-GAAP) (d)	$2,446	$5,490	$8,640	$11,717			$3,000	$5,643	$8,842
Working capital changes	$(439)	$(1,089)	$(457)	$22			$(852)	$(535)	$(944)
Operating cash flow	$2,007	$4,401	$8,183	$11,739			$2,148	$5,108	$7,898
Capital expenditures, net of noncontrolling interest (Non-GAAP) (d)	$(1,726)	$(3,455)	$(5,091)	$(6,818)			$(1,845)	$(3,792)	$(5,521)

(a) Percentage impacted by reported net loss.
(b) See schedule 3 for non-GAAP reconciliation.
(c) See schedule 4 for non-GAAP reconciliation.
(d) See schedule 7 for non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(amounts in millions)

	2024					2025
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Legal reserves and other	$—	$—	$—	$—	$—	$—	$(65)	$—		$(65)
Losses on sales of assets and other, net	—	—	(572)	(13)	(585)	—	—	(52)		(52)
Asset impairments	—	—	—	(334)	(334)	—	—	—		—
Total Domestic	—	—	(572)	(347)	(919)	—	(65)	(52)	—	(117)
International
Legal reserves and other	(44)	(10)	—	—	(54)	—	—	—		—
Gains on sales of assets and other, net	—	—	—	—	—	—	—	30		30
Total International	(44)	(10)	—	—	(54)	—	—	30		30
Total Oil and Gas	(44)	(10)	(572)	(347)	(973)	—	(65)	(22)	—	(87)

Chemical
Legal reserves	(6)	—	—	(10)	(16)	(30)	—	—		(30)
Total Chemical	(6)	—	—	(10)	(16)	(30)	—	—	—	(30)

Midstream & Marketing
Derivative gains (losses), net (a)	(91)	5	142	(88)	(32)	(84)	95	(31)		(20)
Asset impairments and other charges (a)	—	—	(21)	—	(21)	—	(162)	—		(162)
Gains on sales of assets and other, net (a)	122	35	490	—	647	—	—	—		—
Equity method investments fair value gains	—	27	—	—	27	—	—	61		61
Total Midstream & Marketing	31	67	611	(88)	621	(84)	(67)	30	—	(121)

Corporate
Acquisition-related costs (b)	(56)	(29)	(56)	(9)	(150)	(6)	(6)	(1)		(13)
Gains on sales of assets and other, net	—	—	—	48	48	—	—	—		—
Passaic environmental reserve	—	—	—	(925)	(925)	—	—	—		—
Environmental receivable valuation allowance adjustment	—	—	—	(84)	(84)	—	—	—		—
Total Corporate	(56)	(29)	(56)	(970)	(1,111)	(6)	(6)	(1)	—	(13)

Income tax impact on items affecting comparability	7	(9)	4	316	318	26	30	5		61
Income tax impact on Algeria contract renewal	—	(20)	—	—	(20)	—	—	—		—
State tax rate revaluation	—	—	—	10	10	—	—	—		—
Discontinued operations, net of taxes	182	—	—	—	182	—	—	—		—
Total	$114	$(1)	$(13)	$(1,089)	$(989)	$(94)	$(108)	$12	$—	$(190)

	2024					2025
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Legal reserves and other	$—	$—	$—	$—	$—	$—	$(51)	$—		$(51)
Losses on sales of assets and other, net	—	—	(448)	(10)	(458)	—	—	(41)		(41)
Asset impairments	—	—	—	(261)	(261)	—	—	—		—
Total Domestic	—	—	(448)	(271)	(719)	—	(51)	(41)	—	(92)
International
Legal reserves and other	(44)	(10)	—	—	(54)	—	—	—		—
Gains on sales of assets and other, net	—	—	—	—	—	—	—	30		30
Total International	(44)	(10)	—	—	(54)	—	—	30		30
Total Oil and Gas	(44)	(10)	(448)	(271)	(773)	—	(51)	(11)	—	(62)

Chemical
Legal reserves	(5)	—	—	(8)	(13)	(23)	—	—		(23)
Total Chemical	(5)	—	—	(8)	(13)	(23)	—	—	—	(23)

Midstream & Marketing
Derivative gains (losses), net (a)	(71)	3	112	(69)	(25)	(66)	74	(24)		(16)
Asset impairments and other charges (a)	—	—	(16)	—	(16)	—	(127)	—		(127)
Gains on sale of assets and other, net (a)	95	28	384	—	507	—	—	—		—
Equity method investments fair value gains	—	21	—	—	21	—	—	48		48
Total Midstream & Marketing	24	52	480	(69)	487	(66)	(53)	24	—	(95)
Corporate
Acquisition-related costs (b)	(43)	(23)	(45)	(7)	(118)	(5)	(4)	(1)		(10)
Gains on sales of assets and other, net	—	—	—	47	47	—	—	—		—
Passaic environmental reserve	—	—	—	(725)	(725)	—	—	—		—
Environmental receivable valuation allowance adjustment	—	—	—	(66)	(66)	—	—	—		—
Total Corporate	(43)	(23)	(45)	(751)	(862)	(5)	(4)	(1)	—	(10)

Discontinued operations, net of taxes	182	—	—	—	182	—	—	—		—
Income tax impact on Algeria contract renewal	—	(20)	—	—	(20)	—	—	—		—
State tax rate revaluation	—	—	—	10	10	—	—	—		—
Total	$114	$(1)	$(13)	$(1,089)	$(989)	$(94)	$(108)	$12	$—	$(190)
(a) Included gains on sales, charges and derivative gains (losses) from income from equity investments and other.
(b) Included debt issuance costs from interest and debt expense, net.

SCHEDULE 3
Occidental Petroleum Corporation
Segment Results Before Tax Allocations
(amounts in millions, except per share and effective tax rate amounts)

	2024					2025
Reported Income	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$863	$1,231	$763	$858	$3,715	$1,350	$580	$920		$2,850
International	441	491	459	383	1,774	402	437	446		1,285
Exploration	(66)	(83)	(57)	(69)	(275)	(55)	(83)	(66)		(204)
Total Oil & Gas	1,238	1,639	1,165	1,172	5,214	1,697	934	1,300	—	3,931
Chemical	254	296	304	270	1,124	185	213	197		595
Midstream & Marketing	(33)	116	631	(134)	580	(77)	49	93		65
Segment income	1,459	2,051	2,100	1,308	6,918	1,805	1,196	1,590	—	4,591
Corporate
Interest	(284)	(252)	(312)	(327)	(1,175)	(318)	(276)	(270)		(864)
Other	(165)	(164)	(194)	(1,150)	(1,673)	(155)	(182)	(154)		(491)
Income from continuing operations before taxes	1,010	1,635	1,594	(169)	4,070	1,332	738	1,166	—	3,236
Taxes
Federal and state	(172)	(274)	(254)	111	(589)	(237)	(65)	(163)		(465)
International	(132)	(191)	(200)	(62)	(585)	(150)	(205)	(161)		(516)
Income (loss) from continuing operations	706	1,170	1,140	(120)	2,896	945	468	842	—	2,255
Discontinued operations, net of taxes	182	—	—	—	182	—	—	—		—
Net income (loss)	888	1,170	1,140	(120)	3,078	945	468	842	—	2,255
Less: Net income attributable to noncontrolling interest	—	(8)	(7)	(7)	(22)	(9)	(10)	(12)		(31)
Less: Preferred stock dividends	(170)	(170)	(169)	(170)	(679)	(170)	(170)	(169)		(509)
Net income (loss) attributable to common stockholders	$718	$992	$964	$(297)	$2,377	$766	$288	$661	$—	$1,715
Reported diluted earnings per share	$0.75	$1.03	$0.98	$(0.32)	$2.44	$0.77	$0.26	$0.65		$1.68
Effective Tax Rate	30%	28%	28%	29%	29%	29%	37%	28%		30%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$—	$—	$(572)	$(347)	$(919)	$—	$(65)	$(52)		$(117)
International	(44)	(10)	—	—	(54)	—	—	30		30
Exploration	—	—	—	—	—	—	—	—		—
Total Oil & Gas	(44)	(10)	(572)	(347)	(973)	—	(65)	(22)	—	(87)
Chemical	(6)	—	—	(10)	(16)	(30)	—	—		(30)
Midstream & Marketing	31	67	611	(88)	621	(84)	(67)	30		(121)
Segment income (loss)	(19)	57	39	(445)	(368)	(114)	(132)	8	—	(238)
Corporate
Interest	(44)	(16)	(6)	3	(63)	—	—	—		—
Other	(12)	(13)	(50)	(973)	(1,048)	(6)	(6)	(1)		(13)
Income (loss) from continuing operations before taxes	(75)	28	(17)	(1,415)	(1,479)	(120)	(138)	7	—	(251)
Taxes
Federal and state	7	(9)	4	326	328	26	30	5		61
International	—	(20)	—	—	(20)	—	—	—		—
Income (loss) from continuing operations	(68)	(1)	(13)	(1,089)	(1,171)	(94)	(108)	12	—	(190)
Discontinued operations, net of taxes	182	—	—	—	182	—	—	—		—
Net income (loss)	114	(1)	(13)	(1,089)	(989)	(94)	(108)	12	—	(190)
Less: Net income attributable to noncontrolling interest	—	—	—	—	—	—	—	—		—
Less: Preferred stock dividends	—	—	—	—	—	—	—	—		—
Net income (loss) attributable to common stockholders	$114	$(1)	$(13)	$(1,089)	$(989)	$(94)	$(108)	$12	$—	$(190)

Adjusted Income (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$863	$1,231	$1,335	$1,205	$4,634	$1,350	$645	$972		$2,967
International	485	501	459	383	1,828	402	437	416		1,255
Exploration	(66)	(83)	(57)	(69)	(275)	(55)	(83)	(66)		(204)
Total Oil & Gas	1,282	1,649	1,737	1,519	6,187	1,697	999	1,322	—	4,018
Chemical	260	296	304	280	1,140	215	213	197		625
Midstream & Marketing	(64)	49	20	(46)	(41)	7	116	63		186
Adjusted segment income	1,478	1,994	2,061	1,753	7,286	1,919	1,328	1,582	—	4,829
Corporate
Interest	(240)	(236)	(306)	(330)	(1,112)	(318)	(276)	(270)		(864)
Other	(153)	(151)	(144)	(177)	(625)	(149)	(176)	(153)		(478)
Adjusted income from continuing operations before taxes	1,085	1,607	1,611	1,246	5,549	1,452	876	1,159	—	3,487
Taxes
Federal and state	(179)	(265)	(258)	(215)	(917)	(263)	(95)	(168)		(526)
International	(132)	(171)	(200)	(62)	(565)	(150)	(205)	(161)		(516)
Adjusted income	774	1,171	1,153	969	4,067	1,039	576	830	—	2,445
Less: Net income attributable to noncontrolling interest	—	(8)	(7)	(7)	(22)	(9)	(10)	(12)		(31)
Less: Preferred stock dividends	(170)	(170)	(169)	(170)	(679)	(170)	(170)	(169)		(509)
Adjusted income attributable to common stockholders	$604	$993	$977	$792	$3,366	$860	$396	$649	$—	$1,905
Adjusted diluted earnings per share (Non-GAAP)	$0.63	$1.03	$1.00	$0.80	$3.46	$0.87	$0.39	$0.64		$1.90
Effective Tax Rate	29%	27%	28%	22%	27%	28%	34%	28%		30%

ADJUSTED INCOME TAX BENEFIT (EXPENSE)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
CURRENT	$(356)	$(555)	$(257)	$(270)	$(1,438)	$(337)	$(236)	$(19)		$(592)
DEFERRED	45	119	(201)	(7)	(44)	(76)	(64)	(310)		(450)
TOTAL ADJUSTED INCOME TAX BENEFIT (EXPENSE)	$(311)	$(436)	$(458)	$(277)	$(1,482)	$(413)	$(300)	$(329)	$—	$(1,042)
(a) Non-GAAP Measure. Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4
Occidental Petroleum Corporation
Segment Results After Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2024					2025
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$673	$960	$595	$669	$2,897	$1,053	$452	$717		$2,222
International	296	313	302	267	1,178	283	261	295		839
Exploration	(58)	(75)	(53)	(63)	(249)	(51)	(69)	(57)		(177)
Total Oil & Gas	911	1,198	844	873	3,826	1,285	644	955	—	2,884
Chemical	196	227	234	206	863	141	160	152		453
Midstream & Marketing	(30)	102	500	(108)	464	(68)	46	94		72
Segment income	1,077	1,527	1,578	971	5,153	1,358	850	1,201	—	3,409
Corporate
Interest	(284)	(252)	(312)	(327)	(1,175)	(318)	(276)	(270)		(864)
Other	(165)	(164)	(194)	(1,150)	(1,673)	(155)	(182)	(154)		(491)
Taxes	78	59	68	386	591	60	76	65		201
Income (loss) from continuing operations	706	1,170	1,140	(120)	2,896	945	468	842	—	2,255
Discontinued operations, net of taxes	182	—	—	—	182	—	—	—		—
Net income (loss)	888	1,170	1,140	(120)	3,078	945	468	842	—	2,255
Less: Net income attributable to noncontrolling interest	—	(8)	(7)	(7)	(22)	(9)	(10)	(12)		(31)
Less: Preferred stock dividends and redemption premiums	(170)	(170)	(169)	(170)	(679)	(170)	(170)	(169)		(509)
Net income (loss) attributable to common stockholders	$718	$992	$964	$(297)	$2,377	$766	$288	$661	$—	$1,715

Reported diluted income per share	$0.75	$1.03	$0.98	$(0.32)	$2.44	$0.77	$0.26	$0.65		$1.68
Items Affecting Comparability
Oil & Gas
Domestic	$—	$—	$(448)	$(271)	$(719)	$—	$(51)	$(41)		$(92)
International	(44)	(10)	—	—	(54)	—	—	30		30
Exploration	—	—	—	—	—	—	—	—		—
Total Oil & Gas	(44)	(10)	(448)	(271)	(773)	—	(51)	(11)	—	(62)
Chemical	(5)	—	—	(8)	(13)	(23)	—	—		(23)
Midstream & Marketing	24	52	480	(69)	487	(66)	(53)	24		(95)
Segment income (loss)	(25)	42	32	(348)	(299)	(89)	(104)	13	—	(180)
Corporate
Interest	(34)	(12)	(6)	3	(49)	—	—	—		—
Other	(9)	(11)	(39)	(754)	(813)	(5)	(4)	(1)		(10)
Taxes	—	(20)	—	10	(10)	—	—	—		—
Income (loss) from continuing operations	(68)	(1)	(13)	(1,089)	(1,171)	(94)	(108)	12	—	(190)
Discontinued operations, net of taxes	182	—	—	—	182	—	—	—		—
Net income (loss)	114	(1)	(13)	(1,089)	(989)	(94)	(108)	12	—	(190)
Less: Net income attributable to noncontrolling interest	—	—	—	—	—	—	—	—		—
Less: Preferred stock dividends	—	—	—	—	—	—	—	—		—
Net income (loss) attributable to common stockholders	$114	$(1)	$(13)	$(1,089)	$(989)	$(94)	$(108)	$12	$—	$(190)
Adjusted Income (Loss) (Non-GAAP) (a)
Oil & Gas
Domestic	$673	$960	$1,043	$940	$3,616	$1,053	$503	$758		$2,314
International	340	323	302	267	1,232	283	261	265		809
Exploration	(58)	(75)	(53)	(63)	(249)	(51)	(69)	(57)		(177)
Total Oil & Gas	955	1,208	1,292	1,144	4,599	1,285	695	966	—	2,946
Chemical	201	227	234	214	876	164	160	152		476
Midstream & Marketing	(54)	50	20	(39)	(23)	(2)	99	70		167
Adjusted segment income	1,102	1,485	1,546	1,319	5,452	1,447	954	1,188	—	3,589
Corporate
Interest	(250)	(240)	(306)	(330)	(1,126)	(318)	(276)	(270)		(864)
Other	(156)	(153)	(155)	(396)	(860)	(150)	(178)	(153)		(481)
Taxes	78	79	68	376	601	60	76	65		201
Adjusted income from continuing operations	774	1,171	1,153	969	4,067	1,039	576	830	—	2,445
Less: Net income attributable to noncontrolling interest	—	(8)	(7)	(7)	(22)	(9)	(10)	(12)		(31)
Less: Preferred stock dividends	(170)	(170)	(169)	(170)	(679)	(170)	(170)	(169)		(509)
Adjusted income attributable to common stockholders	$604	$993	$977	$792	$3,366	$860	$396	$649	$—	$1,905

Adjusted diluted earnings per share (Non-GAAP)	$0.63	$1.03	$1.00	$0.80	$3.46	$0.87	$0.39	$0.64		$1.90
Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$0.75	$1.03	$0.98	$(0.32)	$2.44	$0.77	$0.26	$0.65		$1.68
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$—	$—	$(0.46)	$(0.29)	$(0.74)	$—	$(0.05)	$(0.04)		$(0.09)
International	(0.05)	(0.01)	—	—	(0.06)	—	—	0.03		0.03
Chemical	(0.01)	—	—	(0.01)	(0.01)	(0.02)	—	—		(0.02)
Midstream & Marketing	0.03	0.05	0.49	(0.07)	0.50	(0.07)	(0.06)	0.02		(0.11)
Corporate
Interest	(0.04)	(0.01)	(0.01)	—	(0.05)	—	—	—		—
Other	(0.01)	(0.01)	(0.04)	(0.80)	(0.84)	(0.01)	—	—		(0.01)
Taxes	—	(0.02)	—	0.01	(0.01)	—	—	—		—
Adjustment to diluted average shares for adjusted income	—	—	—	0.04	—
Adjustment to EPS for Warrant Inducements	—	—	—	—	—	—	(0.02)	—		(0.02)
Discontinued operations, net of taxes	0.20	—	—	—	0.19	—	—	—		—
Preferred stock dividends	—	—	—	—	—	—	—	—		—
Total After-Tax Adjustments for Items Affecting Comparability	$0.12	$—	$(0.02)	$(1.12)	$(1.02)	$(0.10)	$(0.13)	$0.01	$—	$(0.22)

Adjusted Diluted Earnings Per Share (Non-GAAP)	$0.63	$1.03	$1.00	$0.80	$3.46	$0.87	$0.39	$0.64	$—	$1.90
Average Diluted Shares Outstanding - Reported (millions)	948.6	958.9	975.7	940.8	967.1	982.9	1,010.4	1,003.1		999.1
Average Diluted Shares Outstanding - Adjusted (millions) (Non-GAAP)	948.6	958.9	975.7	983.9	967.1	982.9	1,010.4	1,003.1		999.1
(a) Non-GAAP Measure. Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP. The reported EPS (GAAP) calculations do not include dilutive effect of potential issuance of common stocks as their effect is anti-dilutive since Occidental generated net losses from continuing operations.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(amounts in millions, except per-share amounts)

	2024					2025
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$4,915	$5,469	$5,697	$5,624	$21,705	$5,683	$5,009	$5,404		$16,096
Chemical	1,186	1,274	1,246	1,217	4,923	1,188	1,227	1,166		3,581
Midstream & Marketing	99	282	440	141	962	203	426	306		935
Eliminations	(225)	(208)	(210)	(222)	(865)	(271)	(248)	(252)		(771)
Total	5,975	6,817	7,173	6,760	26,725	6,803	6,414	6,624	—	19,841
Interest, dividends and other income	36	34	60	41	171	59	44	59		162
Gains (losses) on sale of assets and other, net	(1)	28	(79)	36	(16)	(19)	(2)	34		13
Total	6,010	6,879	7,154	6,837	26,880	6,843	6,456	6,717	—	20,016

COSTS AND OTHER DEDUCTIONS
Oil and gas lease operating expense	1,161	1,179	1,207	1,191	4,738	1,217	1,135	1,174		3,526
Transportation and gathering expense	353	405	407	443	1,608	413	409	416		1,238
Chemical and midstream costs of sales	828	910	889	831	3,458	801	847	812		2,460
Selling, general and administrative expense	259	259	268	276	1,062	267	284	277		828
Other operating and non-operating expense	410	344	334	493	1,581	392	497	396		1,285
Taxes other than on income	235	265	256	283	1,039	264	269	248		781
Depreciation, depletion and amortization	1,693	1,775	1,926	1,977	7,371	1,917	1,936	2,061		5,914
Asset impairments and other charges	—	—	21	1,260	1,281	—	—	—		—
Acquisition-related costs	12	14	49	9	84	6	6	1		13
Exploration expense	66	83	57	69	275	55	83	66		204
Interest and debt expense, net	284	252	312	327	1,175	318	276	270		864
Total	5,301	5,486	5,726	7,159	23,672	5,650	5,742	5,721	—	17,113
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	709	1,393	1,428	(322)	3,208	1,193	714	996	—	2,903
OTHER ITEMS
Income from equity investments and other	301	242	166	153	862	139	24	170		333
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,010	1,635	1,594	(169)	4,070	1,332	738	1,166	—	3,236
Income tax expense	(304)	(465)	(454)	49	(1,174)	(387)	(270)	(324)		(981)
INCOME (LOSS) FROM CONTINUING OPERATIONS	706	1,170	1,140	(120)	2,896	945	468	842	—	2,255
Discontinued operations, net of taxes	182	—	—	—	182	—	—	—		—
NET INCOME (LOSS)	888	1,170	1,140	(120)	3,078	945	468	842	—	2,255
Less: Net income attributable to noncontrolling interest	—	(8)	(7)	(7)	(22)	(9)	(10)	(12)		(31)
Less: Preferred stock dividends	(170)	(170)	(169)	(170)	(679)	(170)	(170)	(169)		(509)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$718	$992	$964	$(297)	$2,377	$766	$288	$661	$—	$1,715

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$0.60	$1.10	$1.03	$(0.32)	$2.39	$0.81	$0.27	$0.67		$1.73
Discontinued operations, net	0.21	—	—	—	0.20	—	—	—		—
BASIC EARNINGS PER COMMON SHARE	$0.81	$1.10	$1.03	$(0.32)	$2.59	$0.81	$0.27	$0.67	$—	$1.73

DILUTED EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$0.56	$1.03	$0.98	$(0.32)	$2.26	$0.77	$0.26	$0.65		$1.68
Discontinued operations, net	0.19	—	—	—	0.18	—	—	—		—
DILUTED EARNINGS PER COMMON SHARE	$0.75	$1.03	$0.98	$(0.32)	$2.44	$0.77	$0.26	$0.65	$—	$1.68

DIVIDENDS PER COMMON SHARE	$0.22	$0.22	$0.22	$0.22	$0.88	$0.24	$0.24	$0.24		$0.72

AVERAGE COMMON SHARES OUTSTANDING
BASIC	884.1	893.8	927.5	940.8	911.8	941.3	985.1	986.4		971.2
DILUTED	948.6	958.9	975.7	940.8	967.1	982.9	1,010.4	1,003.1		999.1

INCOME TAX BENEFIT (EXPENSE)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
CURRENT
Federal	$(243)	$(303)	$(286)	$(124)	$(956)	$(366)	$(99)	$(23)		$(488)
State and local	(12)	(12)	(19)	(7)	(50)	(19)	(10)	—		(29)
International	(140)	(194)	(196)	(99)	(629)	(131)	(178)	(154)		(463)
Total	(395)	(509)	(501)	(230)	(1,635)	(516)	(287)	(177)	—	(980)
DEFERRED
Federal	81	42	54	212	389	143	45	(136)		52
State and local	2	(1)	(3)	30	28	5	(1)	(4)		—
International	8	3	(4)	37	44	(19)	(27)	(7)		(53)
Total	91	44	47	279	461	129	17	(147)	—	(1)
TOTAL INCOME TAX BENEFIT (EXPENSE)	$(304)	$(465)	$(454)	$49	$(1,174)	$(387)	$(270)	$(324)	$—	$(981)

ADJUSTED SG&A, OTHER OPERATING AND NON-OPERATING EXPENSES (NON-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Selling, general and administrative expense	$259	$259	$268	$276	$1,062	$267	$284	$277	$—	$828
Other operating and non-operating expense	410	344	334	493	1,581	392	497	396	—	1,285
Total SG&A, Other Operating and Non-Operating Expenses (GAAP)	669	603	602	769	2,643	659	781	673		2,113
Less: Items Affecting Comparability	(50)	(10)	—	(94)	(154)	(30)	(65)	—	—	(95)
Adjusted SG&A, Other Operating and Non-Operating Expenses (NON-GAAP) (a)	$619	$593	$602	$675	$2,489	$629	$716	$673	$—	$2,018
(a) Non-GAAP Measures. Adjusted SG&A, other operating and non-operating expenses is a non-GAAP measure. Occidental defines adjusted SG&A, other operating and non-operating expenses as the sum of selling, general and administrative expense and other operating and non-operating expense less items affecting comparability.

SCHEDULE 6
Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(amounts in millions)

	2024				2025
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,272	$1,845	$1,759	$2,132	$2,612	$2,326	$2,159
Trade receivables, net	3,271	3,896	3,924	3,526	3,609	3,469	3,169
Joint interest receivables	783	671	789	720	657	638	667
Inventories	2,131	2,813	2,275	2,095	2,139	1,874	2,117
Other current assets	888	867	807	597	699	670	700
Total current assets	8,345	10,092	9,554	9,070	9,716	8,977	8,812	—

INVESTMENTS IN UNCONSOLIDATED ENTITIES	3,400	3,460	3,195	3,159	3,121	2,944	2,989

PROPERTY, PLANT AND EQUIPMENT
Gross property, plant and equipment	128,542	130,222	138,889	140,954	142,344	144,052	145,770
Accumulated depreciation, depletion and amortization	(69,779)	(71,352)	(69,547)	(71,576)	(74,117)	(75,778)	(78,333)
Net property, plant and equipment	58,763	58,870	69,342	69,378	68,227	68,274	67,437	—

OPERATING LEASE ASSETS	1,038	1,022	961	937	925	1,189	1,170
OTHER LONG-TERM ASSETS	2,731	2,772	2,751	2,901	2,978	2,976	3,064
TOTAL ASSETS	$74,277	$76,216	$85,803	$85,445	$84,967	$84,360	$83,472	$—

CURRENT LIABILITIES
Current maturities of long-term debt	$1,203	$1,347	$1,179	$1,138	$1,557	$433	$1,616
Current operating lease liabilities	424	410	376	374	393	399	414
Accounts payable	3,827	4,282	3,935	3,753	3,779	3,823	3,532
Accrued liabilities	3,358	3,660	4,051	4,256	3,894	3,909	3,859
Total current liabilities	8,812	9,699	9,541	9,521	9,623	8,564	9,421	—

LONG-TERM DEBT, NET	18,545	18,390	25,456	24,978	24,037	23,342	20,846

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes, net	5,728	5,680	5,630	5,394	5,263	5,245	5,402
Asset retirement obligations	3,867	3,848	3,888	4,042	3,854	3,825	3,856
Other liabilities	6,358	6,340	6,354	7,030	7,085	7,208	7,181
Total deferred credits and other liabilities	15,953	15,868	15,872	16,466	16,202	16,278	16,439	—
EQUITY
Preferred stock, $1.00 per share par value	8,287	8,287	8,287	8,287	8,287	8,287	8,287
Common stock, $0.20 per share par value	223	227	233	233	234	243	243
Treasury stock	(15,582)	(15,591)	(15,591)	(15,597)	(15,597)	(15,597)	(15,597)
Additional paid-in capital	17,456	17,928	19,802	19,868	19,892	20,849	20,926
Retained earnings	20,147	20,938	21,694	21,189	21,726	21,776	22,198
Accumulated other comprehensive income	280	264	249	179	170	164	204
Total stockholder's equity	30,811	32,053	34,674	34,159	34,712	35,722	36,261	—
Noncontrolling interest	156	206	260	321	393	454	505
Total equity	$30,967	$32,259	$34,934	$34,480	$35,105	$36,176	$36,766	$—

TOTAL LIABILITIES AND EQUITY	$74,277	$76,216	$85,803	$85,445	$84,967	$84,360	$83,472	$—

SCHEDULE 7
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(amounts in millions)

	2024					2025
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income	$888	$1,170	$1,140	$(120)	$3,078	$945	$468	$842		$2,255
Depreciation, depletion and amortization (see detail below)	1,693	1,775	1,926	1,977	7,371	1,917	1,936	2,061		5,914
Deferred income tax provision	(91)	(44)	(47)	(279)	(461)	(129)	(17)	147		1
Other, net, including asset impairments	(44)	143	131	1,499	1,729	267	256	149		672
Operating cash flow before working capital (Non-GAAP) (see below) (a)	2,446	3,044	3,150	3,077	11,717	3,000	2,643	3,199	—	8,842
Working capital changes	(439)	(650)	632	479	22	(852)	317	(409)		(944)
Operating cash flow from continuing operations (GAAP)	2,007	2,394	3,782	3,556	11,739	2,148	2,960	2,790	—	7,898

INVESTING CASH FLOW
Capital expenditures (see detail below)	(1,783)	(1,771)	(1,683)	(1,781)	(7,018)	(1,908)	(1,998)	(1,768)		(5,674)
Changes in capital accrual	51	(75)	(15)	135	96	5	(12)	(80)		(87)
Purchases of assets, businesses and equity investments, net	(142)	(45)	(8,850)	(92)	(9,129)	(52)	(56)	(123)		(231)
Proceeds from sales of assets and equity investments, net	98	50	1,514	11	1,673	1,306	144	780		2,230
Other investing activities	(34)	(30)	(85)	(63)	(212)	(82)	(77)	(68)		(227)
Investing cash flow	(1,810)	(1,871)	(9,119)	(1,790)	(14,590)	(731)	(1,999)	(1,259)	—	(3,989)

FINANCING CASH FLOW
Proceeds from long-term debt, net	—	—	9,612	—	9,612	—	—	—		—
Payments of long-term debt, net	—	—	(4,007)	(507)	(4,514)	(518)	(1,762)	(1,304)		(3,584)
Purchases of treasury stock	—	(9)	—	(18)	(27)	—	—	—		—
Cash dividends paid	(332)	(366)	(371)	(377)	(1,446)	(380)	(398)	(408)		(1,186)
Proceeds from issuance of common stock	88	416	67	13	584	25	906	17		948
Contributions from noncontrolling interests	57	42	47	54	200	63	51	39		153
Deferred payments for purchases of assets and businesses	—	—	—	(318)	(318)	—	—	—		—
Other financing activities	(141)	(44)	(13)	(49)	(247)	(122)	(40)	(39)		(201)
Financing cash flow	(328)	39	5,335	(1,202)	3,844	(932)	(1,243)	(1,695)	—	(3,870)

Cash Flow From Discontinued Operations	—	—	(100)	(200)	(300)	—	—	—		—

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	(131)	562	(102)	364	693	485	(282)	(164)	—	39
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	1,464	1,333	1,895	1,793	1,464	2,157	2,642	2,360		2,157
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$1,333	$1,895	$1,793	$2,157	$2,157	$2,642	$2,360	$2,196	$—	$2,196

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas	$(1,472)	$(1,349)	$(1,268)	$(1,231)	$(5,320)	$(1,546)	$(1,517)	$(1,299)		$(4,362)
Chemical	(80)	(166)	(164)	(275)	(685)	(212)	(290)	(252)		(754)
Midstream & Marketing	(205)	(221)	(216)	(238)	(880)	(134)	(170)	(188)		(492)
Corporate	(26)	(35)	(35)	(37)	(133)	(16)	(21)	(29)		(66)
Total Capital Expenditures (GAAP)	$(1,783)	$(1,771)	$(1,683)	$(1,781)	$(7,018)	$(1,908)	$(1,998)	$(1,768)	$—	$(5,674)
Contributions from noncontrolling interest	57	42	47	54	200	63	51	39		153
Capital Expenditures, Net of Noncontrolling Interest (Non-GAAP)	$(1,726)	$(1,729)	$(1,636)	$(1,727)	$(6,818)	$(1,845)	$(1,947)	$(1,729)	$—	$(5,521)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$1,365	$1,447	$1,597	$1,640	$6,049	$1,582	$1,590	$1,703		$4,875
International	132	126	125	133	516	120	128	139		387
Chemical	87	91	92	93	363	94	94	95		283
Midstream & Marketing	84	82	83	80	329	87	88	87		262
Corporate	25	29	29	31	114	34	36	37		107
Total Depreciation, Depletion and Amortization	$1,693	$1,775	$1,926	$1,977	$7,371	$1,917	$1,936	$2,061	$—	$5,914

Free Cash Flow Before Working Capital (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Operating cash flow from continuing operations (GAAP)	$2,007	$2,394	$3,782	$3,556	$11,739	$2,148	$2,960	$2,790		$7,898
Plus: Working capital and other, net	439	650	(632)	(479)	(22)	852	(317)	409		944
Operating cash flow from continuing operations before working capital (Non-GAAP)	2,446	3,044	3,150	3,077	11,717	3,000	2,643	3,199	—	8,842
Less: Capital expenditures, net of noncontrolling interest (Non-GAAP)	(1,726)	(1,729)	(1,636)	(1,727)	(6,818)	(1,845)	(1,947)	(1,729)		(5,521)
Free Cash Flow Before Working Capital (Non-GAAP)	$720	$1,315	$1,514	$1,350	$4,899	$1,155	$696	$1,470	$—	$3,321

(a) Non-GAAP Measures. Operating cash flow from continuing operations before working capital, capital expenditures, net of noncontrolling interest and free cash flow before working capital are non-GAAP measures. Occidental defines operating cash flow from continuing operations before working capital as operating cash flow from continuing operations less working capital. Capital expenditures, net of noncontrolling interest is defined as capital expenditures less contributions from noncontrolling interest. Free cash flow before working capital is defined as operating cash flow from continuing operations before working capital less capital expenditures, net of noncontrolling interest. These non-GAAP measures are not meant to disassociate those items from management's performance, but rather are meant to provide useful information to investors interested in comparing Occidental's performance between periods. Reported operating cash flow from continuing operations and capital expenditures are considered representative of management's performance over the long term, and operating cash flow from continuing operations before working capital, capital expenditures, net of noncontrolling interest and free cash flow before working capital are not considered to be alternatives to reported operating cash flow from continuing operations and capital expenditures in accordance with GAAP.

SCHEDULE 8
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographical Locations
TOTAL REPORTED PRODUCTION

	2024					2025
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian	567	587	729	771	664	754	770	800		775
Rockies & Other Domestic	286	306	321	325	310	292	272	288		284
Gulf of America	90	138	136	137	125	121	125	139		128
Total	943	1,031	1,186	1,233	1,099	1,167	1,167	1,227		1,187

International
Algeria & Other International	31	33	31	33	32	33	31	30		32
Al Hosn	92	91	91	91	91	90	84	93		89
Dolphin	36	39	39	41	39	36	42	41		39
Oman	70	64	65	65	66	65	76	74		72
Total	229	227	226	230	228	224	233	238		232

TOTAL REPORTED PRODUCTION	1,172	1,258	1,412	1,463	1,327	1,391	1,400	1,465		1,419

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian	323	339	402	416	370	404	410	422		413
Rockies & Other Domestic	89	98	94	102	96	95	88	95		93
Gulf of America	75	116	115	116	105	102	106	117		108
Total	487	553	611	634	571	601	604	634		614
NGL (MBBL)
Permian	136	136	186	194	163	188	196	208		197
Rockies & Other Domestic	100	103	112	106	106	77	74	80		78
Gulf of America	6	10	9	10	9	8	9	10		9
Total	242	249	307	310	278	273	279	298		284
Natural Gas (MMCF)
Permian	645	671	848	964	783	974	982	1,019		991
Rockies & Other Domestic	584	630	691	700	649	718	659	678		680
Gulf of America	55	70	69	68	66	64	60	73		65
Total	1,284	1,371	1,608	1,732	1,498	1,756	1,701	1,770		1,736

International
Oil (MBBL)
Algeria and Other International	25	27	26	26	26	27	26	25		26
Al Hosn	16	15	15	15	15	15	14	16		15
Dolphin	6	6	6	6	6	6	7	6		6
Oman	59	54	55	55	56	55	66	65		62
Total	106	102	102	102	103	103	113	112		109
NGL (MBBL)
Algeria and Other International	4	3	2	3	3	3	3	2		3
Al Hosn	27	27	27	28	27	28	26	29		27
Dolphin	7	8	8	8	8	8	8	8		8
Total	38	38	37	39	38	39	37	39		38
Natural Gas (MMCF)
Algeria and Other International	14	19	20	20	18	17	14	16		16
Al Hosn	295	291	292	290	293	284	263	296		282
Dolphin	140	152	152	159	150	134	162	159		152
Oman	63	59	57	63	63	58	60	57		58
Total	512	521	521	532	524	493	499	528		508

SCHEDULE 9
Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2024					2025
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	943	1,031	1,186	1,233	1,099	1,167	1,167	1,227		1,184

International
Algeria and Other International	33	33	29	33	33	34	31	30		32
Al Hosn	93	91	91	91	91	90	84	93		89
Dolphin	36	39	40	40	39	36	42	41		39
Oman	70	66	65	66	66	64	73	77		72
Total	232	229	225	230	229	224	230	241		232

TOTAL REPORTED SALES	1,175	1,260	1,411	1,463	1,328	1,391	1,397	1,468		1,416

REALIZED PRICES
United States
Oil ($/BBL)	$75.54	$79.79	$74.81	$69.27	$74.62	$70.80	$62.83	$64.55		$66.01
NGL ($/BBL)	$21.17	$20.19	$19.50	$21.14	$20.48	$25.67	$20.05	$18.98		$21.46
Natural Gas ($/MCF)	$1.61	$0.54	$0.40	$1.26	$0.94	$2.42	$1.33	$1.48		$1.74

International
Oil ($/BBL)	$78.29	$80.40	$78.54	$72.55	$77.46	$72.59	$68.88	$66.03		$69.03
NGL ($/BBL)	$28.33	$28.11	$28.48	$27.11	$28.00	$27.85	$25.72	$24.40		$25.97
Natural Gas ($/MCF)	$1.87	$1.91	$1.90	$1.88	$1.89	$1.90	$1.90	$1.89		$1.89

Total Worldwide
Oil ($/BBL)	$76.04	$79.89	$75.33	$69.73	$75.05	$71.07	$63.76	$64.78		$66.46
NGL ($/BBL)	$22.14	$21.23	$20.47	$21.80	$21.38	$25.94	$20.71	$19.60		$21.99
Natural Gas ($/MCF)	$1.68	$0.92	$0.76	$1.41	$1.18	$2.30	$1.46	$1.57		$1.78

Index Prices
WTI Oil ($/BBL)	$76.96	$80.56	$75.09	$70.27	$75.72	$71.42	$63.74	$64.93		$66.70
Brent Oil ($/BBL)	$81.83	$84.95	$78.41	$73.97	$79.79	$74.89	$66.59	$68.14		$69.87
NYMEX Natural Gas ($/MCF)	$2.35	$1.99	$2.37	$2.66	$2.34	$3.62	$3.68	$3.28		$3.53

Percentage of Index Prices
Worldwide Oil as a percentage of WTI	99%	99%	100%	99%	99%	100%	100%	100%		100%
Worldwide Oil as a percentage of Brent	93%	94%	96%	94%	94%	95%	96%	95%		95%
Worldwide NGL as a percentage of WTI	29%	26%	27%	31%	28%	36%	32%	30%		33%
Worldwide NGL as a percentage of Brent	27%	25%	26%	29%	27%	35%	31%	29%		31%
Domestic Natural Gas as a percentage of NYMEX	68%	27%	17%	47%	40%	67%	36%	45%		49%

SCHEDULE 10
Occidental Petroleum Corporation
Oil & Gas Metrics

	2024					2025
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$10.31	$9.85	$8.68	$8.15	$9.15	$9.05	$8.55	$8.11		$8.56
International	$13.10	$12.23	$12.55	$12.66	$12.64	$13.20	$10.82	$11.65		$11.87
Total Oil and Gas	$10.86	$10.28	$9.30	$8.85	$9.75	$9.72	$8.93	$8.69		$9.10

Transportation costs ($/BOE)
United States	$3.89	$4.12	$3.54	$3.66	$3.78	$3.73	$3.65	$3.49		$3.62
Total Oil and Gas	$3.25	$3.49	$3.09	$3.23	$3.26	$3.25	$3.17	$3.03		$3.15

Taxes other than on income ($/BOE)
United States	$2.64	$2.74	$2.26	$2.40	$2.50	$2.42	$2.43	$2.12		$2.32
Total Oil and Gas	$2.17	$2.30	$1.95	$2.06	$2.11	$2.07	$2.07	$1.80		$1.98

DD&A expense ($/BOE)
United States	$15.91	$15.42	$14.63	$14.46	$15.04	$15.06	$14.98	$15.08		$15.04
International	$6.23	$6.04	$6.05	$6.30	$6.16	$5.93	$6.10	$6.27		$6.11
Total Oil and Gas	$14.00	$13.72	$13.27	$13.18	$13.51	$13.59	$13.52	$13.63		$13.58

G&A and other operating expenses ($/BOE)	$3.34	$2.86	$2.43	$2.64	$2.79	$2.61	$3.58	$2.56		$2.91

Exploration Expense ($ millions)
United States	$36	$36	$19	$28	$119	$18	$62	$39		$119
International	30	47	38	41	156	37	21	27		85
Total Exploration Expense	$66	$83	$57	$69	$275	$55	$83	$66	$—	$204

Capital Expenditures ($ millions)
Permian	$(725)	$(621)	$(660)	$(722)	$(2,728)	$(900)	$(907)	$(812)		(2,619)
Rockies & Other Domestic	(210)	(205)	(217)	(156)	(788)	(236)	(206)	(169)		(611)
Gulf of America	(249)	(175)	(148)	(151)	(723)	(220)	(189)	(89)		(498)
International	(142)	(124)	(125)	(134)	(525)	(111)	(125)	(125)		(361)
Exploration Drilling	(146)	(224)	(118)	(68)	(556)	(79)	(90)	(104)		(273)
Total Oil and Gas	$(1,472)	$(1,349)	$(1,268)	$(1,231)	$(5,320)	$(1,546)	$(1,517)	$(1,299)	$—	$(4,362)